UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Stellus Capital Investment Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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EXPLANATORY NOTE

On Tuesday, May 21, 2019, Alliance Advisors, LLC, the proxy solicitor for Stellus Capital Investment Corporation (the “Company”), mailed a letter on behalf of the Company to those Company stockholders of record at April 5, 2019 (“Record Date Stockholders”) who had yet to vote their shares in connection with the Company’s 2019 Annual Meeting of Stockholders. The letter, attached hereto, urges Record Date Stockholders to cast their votes on the proposals described in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 17, 2019.

Alliance Advisors LLC 200 Broadacres Drive, 3rd Fl. Bloomfield, NJ 07003 Attention Stellus Capital Investment Corporation Shareholders Your vote is needed - Now You have already received a packet of information about the upcoming Stellus Capital Investment Corporation shareholder meeting on June 27, 2019 in Houston, Texas. Included in that packet is an explanation of proposals that shareholders will consider at the annual meeting. But as of today you have not voted. The Board of Directors unanimously recommends that you vote "For" Proposals 1, 2 and 3. Proposal 1: Election of Directors Proposal 2: Authorize the Company to sell or otherwise issue up to 25% of the Company's outstanding stock at an offering price that is below the Company's then current net asset value (NAV) per share. Proposal 3: Approve adjournment of the meeting if necessary or appropriate. Vote your shares by calling a proxy vote specialist today at 844-877-6182 Your vote is important to your investment and to the future of our company. Please make sure you vote in time to be counted at the June 27 Stellus Capital Investment Corporation Annual Meeting. 190515-allianceStellus8.5x11.indd 1 5/17/19 3:48 PM

You have until June 27, 2019 to vote your shares in Stellus Capital Investment Corporation. Be an active investor in Stellus. Act now Call 844-877-6182 to vote "For" proposals 1, 2 and 3. The Company’s definitive proxy statement and annual report on Form 10-K for the year ended December 31 2018 are available that the following cookies-free website that can be accessed anonymously at http://www.viewproxy.com/StellusCapital/2019 Thank you for voting. 190515-allianceStellus8.5x11.indd 2 5/17/19 3:48 PM